EXHIBIT 99.1



                  STATEMENT PURSUANT TO 18 U.S.C. SECTION 1350



     Pursuant to 18 U.S.C. Section 1350, the undersigned certifies that, to the best of her knowledge, (i) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 of ClearOne Communications, Inc., which is being filed with the Securities and Exchange Commission concurrently herewith, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of ClearOne Communications, Inc.


Dated:  November 14, 2002                       /s/ Frances M. Flood
                                              --------------------------------
                                                Frances M. Flood
                                                Chief Executive Officer